UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2014

Carnival Corporation	Carnival plc
(Exact name of registrant	(Exact name of registrant
as specified in its charter)	as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction	(State or other jurisdiction
of incorporation)	of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer	(IRS Employer
Identification No.)	Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom
(Address of principal	(Address of principal
executive offices) (Zip Code)	executive offices) (Zip Code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number,	(Registrant’s telephone number,
including area code)	including area code)

None	None
(Former name or former address,	(Former name or former address,
if changed since last report.)	if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangement of Former Chief Operating Officer

On January 27, 2014, Carnival Corporation (the “Company”) and Carnival plc (together, with the Company, the “Companies”) entered into a separation agreement (the “Separation Agreement”) with Howard S. Frank, former Chief Operating Officer of the Companies. In addition, on January 27, 2014, the Companies entered into a consulting agreement (the “Consulting Agreement”) regarding Mr. Frank’s role as special advisor to the President and Chief Executive Officer and to the Chairman of the Companies.

Under the Separation Agreement, Mr. Frank shall receive the following benefits:

•	A lump sum of $7,500,000.00.

•	His annual cash bonus for fiscal 2013 based on the formula used for other executives, which includes Mr. Frank’s annual performance review.

•	His benefit, if any, under the Carnival Corporation Nonqualified Retirement Plan and the Carnival Corporation Supplemental Executive Retirement Plan, in accordance with the terms of such arrangements.

•	Medical and dental coverage for himself and his spouse, for their lifetimes, equivalent to the coverage provided to active senior-level executives of the Companies, to the extent permissible under applicable law. Mr. Frank shall pay for such coverage to the extent active executives pay for such coverage.

In addition, for three years following Mr. Frank’s retirement from employment with the Companies, the separation agreement prohibits Mr. Frank from (i) working for a competing business, (ii) soliciting employees of the Companies and (iii) disclosing confidential information.

Under the terms of the consulting agreement, Mr. Frank will receive $575,000 per year as compensation for all services provided to the Companies and their affiliates.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the separation agreement and the consulting agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION	CARNIVAL PLC

By: /s/ Arnaldo Perez	By: /s/ Arnaldo Perez
Name: Arnaldo Perez Title: General Counsel & Secretary	Name: Arnaldo Perez Title: General Counsel & Company Secretary

Date: January 28, 2014	Date: January 28, 2014